UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): January 2, 2006


                       ELEPHANT TALK COMMUNICATIONS, INC.

                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                                   California
                                    ---------
                 (State or Other Jurisdiction of Incorporation)

                                    000-30061
                                   ----------
                            (Commission File Number)

                                   95-4557538
                                   ----------
                      (I.R.S. Employer Identification No.)

                       438 East Katella Avenue, Suite 217
                            Orange, California 92867
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 288-1570
                               -------------------
              (Registrant's Telephone Number, Including Area Code)

         This Current Report on Form 8-K is filed by Elephant Talk Communications, Inc., a California corporation (the "Registrant"), in connection with the items set forth below.

ITEM 1.01 Entry Into a Material Definitive Agreement and
ITEM 3.02 Unregistered Sale of Equity Securities

On January 4, 2006, Guangdong Elephant Talk Network Consulting Limited, a limited liability company organized and existing under the laws of the Peoples' Republic of China ("Guangdong Elephant Talk") and an agent of the Registrant, and Beijing Zhongrun Chuangtou Technology Co., Ltd., a limited liability company organized and existing under the laws of the Peoples' Republic of China (the "Vendor"), entered into an Equity Transfer Agreement (the `Agreement"), pursuant to which Guangdong Elephant Talk agreed to acquire sixty percent (60%) of the registered capital of Beijing China Wind Telecommunication Information Technology Limited, a limited liability company organized under the laws of the



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Peoples' Republic of China ("Beijing China Wind"). A copy of the Agreement is attached hereto as Exhibit 10.1.

Pursuant to the Agreement, the purchase price for 60% of Beijing China Wind amounts to $4,800,000, subject to adjustments based on Beijing China Wind's audited net income for fiscal 2005 and 2006, and is payable (x) in cash of $2,800,000 in five installments the last of which is to be paid on January 31, 2007, and (y) by the issuance by the Registrant to the Vendor of 20,000,000 shares of restricted common stock valued at US$0.1 per share, in four equal installments the last of which is to be issued on January 31, 2007. Finally, the Vendor has the right to exercise an option within 30 days after July 31, 2007 to return the 20,000,000 shares of restricted common stock either in exchange for a 25% equity interest in Beijing China Wind or for settlement in cash within 90 days.

The Registrant will finance the purchase price by a combination of its common stock and cash from internal sources, mainly from the $2.7 million of proceeds advanced to date under the terms of a Convertible Promissory Note issued on December 15, 2005. Such Convertible Promissory Note is attached as an exhibit to a Form 8-K, filed by the Registrant with the Commission on December 16, 2005, a copy of which is hereby incorporated by reference. On November 14, 2005, the Registrant had 203,107,170 shares of common stock issued and outstanding.

The terms of the Agreement impose several contractual restrictions on the operations of Beijing China Wind that may be favorable to the Registrant. In addition to other contractual restrictions, Guangdong Elephant Talk will have the right to appoint three of five seats on the Board of Directors of the Company.

The agency relationship inherent in the Agreement and ancillary documents is required by the foreign investment laws of the Peoples' Republic of China. Under such laws, the Registrant would not be permitted, directly or indirectly, to own 60% of Beijing China Wind, so the Registrant has entered into a trust agreement with Lui Por and Lin Qui Xia, the owners of the capital stock of Guangdong Elephant Talk, who are also citizens and residents of the Peoples' Republic of China. The latter have agreed to hold their interests in Guangdong Elephant Talk for and on behalf of ET (shenzhen) Investments Limited, a limited liability company incorporated in the Hong Kong SAR of the Peoples' Republic of China, and a subsidiary of the Registrant ("ET Investments"), and to transfer the 60% interest in Beijing China Wind to ET Investments or its designee when such transfer complies with China's foreign investment laws. In addition to the legal implications of the acquisition which are discussed above, the Registrant was informed by its accountants that the Registrant should be able to consolidate the operations of Beijing China Wind in the Registrant's consolidated financial statements in accordance with U.S. generally accepted accounting principles, because of the Registrant's indirect control over the operations of Beijing China Wind and recent FASB pronouncements on this type of investment arrangement.

On January 2, 2006, Jinfuyi Technology (Beijing) Co., Ltd., a limited liability company organized and existing under the laws of the Peoples' Republic of China and a subsidiary of the Registrant ("Jinfuyi"), and Beijing China Wind entered into an Exclusive Technical Consulting and Services Agreement (the "Service Agreement"), pursuant to which Jinfuyi has the exclusive right to provide



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technical and consulting services in exchange for services fees that will be
RMB40,000,000 per year, subject to the right of Jinfuyi to adjust the service fee depending on the quantity of the services that it actually provides. A copy of the Service Agreement is attached hereto as Exhibit 10.2.

In connection with the issuances of a total of 20,000,000 shares of restricted common stock in connection with the Agreement, the Registrant believes that such issuances will be exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, based on the following facts: (1) the issuances will Involve isolated private transactions which do not involve a public offering;
(2) there will be a small number of offerees, which total approximately five individuals; (3) the offerees agreed to the imposition of a restrictive legend on the face of the stock certificates representing the restricted shares, to the effect that they would not resell the common stock unless their shares were registered or an exemption from registration, such as Rule 144, was available:
(4) the offerees were sophisticated investors with access to information about the Registrant; (5) there were no subsequent or contemporaneous public offerings of the stock; (6) the negotiations for the acquisition of a 60% interest in Beijing China Wind and the issuance of the restricted stock pursuant thereto took place directly between the offerees and the management of the Registrant.

Beijing China Wind is an internet company based in China providing value-added multimedia products and services. These products and services are delivered from it Internet portal named www.66wind.com to the users both through their mobile phones and through the website.

Since its inception in December 2003, Beijing China Wind has been providing its customers with wireless internet services which include short messaging services, multimedia messaging services, wireless application protocol, interactive voice response and ring-back tone services. Short messaging services are the Company's primary wireless internet data service, accounting for approximately 86% of the wireless internet services revenue in 2004.


ITEM 9.01 Financial Statements and Exhibits

      (c) Exhibits

The following exhibits are filed herewith:


Exhibit
Number            Description of Exhibit
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10.1              Equity Transfer Agreement, dated January 4, 2006

10.2              Exclusive Technical, Consulting and Services
                  Agreement, dated January 2, 2006









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                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



ELEPHANT TALK COMMUNICATIONS, INC.

By /s/ Russelle Choi
   -----------------
       Russelle Choi
       President


Date:  January 12, 2006






































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